UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 7, 2006

Cash Systems, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-31955	870398535
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7350 Dean Martin Drive, Suite 309, Las Vegas, Nevada		89139
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	702-987-7169

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

Cash Systems, Inc., a provider of cash access solutions for the gaming industry, announced on September 7, 2006 that it began beta testing the Company's cashclub(TM) product at the Boomtown Casino Hotel located in Reno, Nevada. The test began on August 18th. The introduction of the cashclub(TM) product is the first step in implementing the Cash Systems/Bally Technologies/Scotch Twist Inc., joint venture product suite, which will allow cashless wagering at the gaming device.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cash Systems, Inc.

September 7, 2006	By:	Andrew Cashin

Name: Andrew Cashin
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Cashclub Beta Testing Announcement